COMMITMENTS AND CONTINGENCIES - Minimum Future Fees to be Received Under Non-Cancellable Operating Agreements (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2019	$ 19,127
2020	12,691
2021	2,912
2022	151
2023	151
Over 2023	433
Total minimum future fees to be received	$ 35,465